Exhibit D-15

             FEDERAL COMMUNICATIONS COMMISSION
                     1270 Fairfield Road
                 Gettysburg, PA  17325-7245
                  Telephone (717) 338-2646
                  Facsimile (717) 338-2691
                    E-mail:  microwav@fcc.gov




San Diego Gas and Electric Co.            In Reply Refer To:
Telecom Building                               7140-01
P.O. Box 1831                                  17008
San Diego, CA  92112

Re:  Exhibit A

FCC File Number  910820
Effective Date   6/16/98




Dear Applicant:

The above referenced application for assignment/transfer of control has been granted. Due to the in-operability of our computer processing system we are unable to issue a formal Consent Form FCC732-C at this time. When the problems with our processing system have been corrected we will generate a formal Consent Form
FCC732-C.


                               Sincerely,



                               Microwave Branch


List of Authorizations

                           FCC Form 415
                           Transfer of Control
                           San Diego Gas & Electric Company
                           Exhibit A

                   Call Sign  Service

                   WNEL607    MAS
                   WNT1847    MAS
                   WNTS330    MAS
                   WNTS965    MAS
                   WNTT247    MAS
                   WNTX576    MAS
                   WNTZ481    MAS
                   KKP40      OFS
                   KKS80      OFS
                   KKV49      OFS
                   KKV50      OFS
                   KKW75      OFS
                   KKX45      OFS
                   KMM26      OFS
                   KMM27      OFS
                   KKM28      OFS
                   KMM30      OFS
                   KMT23      OFS
                   KMT67      OFS
                   KNH43      OFS
                   KSX99      OFS
                   WNEH623    OFS
                   WNEQ692    OFS
                   WNEQ693    OFS
                   WNEQ694    OFS
                   WNEQ695    OFS
                   WNEQ697    OFS
                   WNEY346    OFS
                   WNTG641    OFS
                   WNT1992    OFS
                   WNT1993    OFS
                   WNTR513    OFS
                   WNTS331    OFS
                   WNTS332    OFS
                   WNTS464    OFS